INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statement of Medix Resources, Inc. on Form S-2 of our report dated March 18, 1998 for the year ended December 28, 1997, appearing in Form 10-KSB of Medix Resources, Inc., filed with the Securities and Exchange Commission on March 30, 1998.




                                          /s/Ehrhardt Keefe Steiner & Hottman PC
                                             Ehrhardt Keefe Steiner & Hottman PC


September 30, 1998
Denver, Colorado